THE LORD ABBETT FAMILY OF FUNDS1

Supplement dated June 30, 2015

to the Prospectuses and Statements of Additional Information

You should read this supplement in conjunction with your Fund’s prospectus and statement of additional information (“SAI”), which discuss the Fund’s investment requirements, share class eligibility criteria, the purchase of Fund shares, and sales charge reductions and waivers.

1)	The following information supplements and supersedes any information to the contrary contained in each Fund’s prospectus or SAI relating to the purchase of Class A shares at net asset value (“NAV”) and the waiver of a contingent deferred sales charge (“CDSC”) on shares subject to a CDSC. This information is additive, and all existing categories of transactions eligible to purchase Class A shares at NAV, all categories eligible for a waiver of the Class A front-end sales charge, and all categories of transactions eligible for a waiver of a contingent deferred sales charge will continue to be eligible.

Net Asset Value Purchases of Class A Shares. Class A shares may be purchased at NAV under the following circumstances:

•	Transfers of Lord Abbett Fund shares from an IRA or other qualified retirement plan account to a taxable account in connection with a required minimum distribution; and

•	Transfers of Lord Abbett Fund shares held in a taxable account to an IRA or other qualified retirement plan account for the purpose of making a contribution to the IRA or other qualified retirement plan account.

Assessment of Contingent Deferred Sales Charges. A CDSC will not be imposed at the time of the transactions listed below; instead, the date on which such shares were initially purchased will be used to calculate any applicable CDSC when the shares are redeemed:

•	Transfers of Lord Abbett Fund shares from an IRA or other qualified retirement plan account to a taxable account in connection with a required minimum distribution; and

•	Transfers of Lord Abbett Fund shares held in a taxable account to an IRA or other qualified retirement plan account for the purpose of making a contribution to the IRA or other qualified retirement plan account.

2a)	The following information is added to the subsection of the prospectus titled “Choosing a Share Class - Additional Information about the Availability of Share Classes” and supplements and supersedes any information to the contrary in each Fund’s prospectus and SAI.[2]

Class A Shares. Effective as of the close of business on December 31, 2015, Class A shares are closed to substantially all new retirement and benefit plans, except that (i) retirement and benefit

[1]	This supplement does not apply to all portfolios within Lord Abbett Series Fund, Inc.
[2]	This item does not apply to the following Funds: Lord Abbett Micro-Cap Growth Fund; Lord Abbett Micro-Cap Value Fund; Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.; and all Funds within Lord Abbett Municipal Income Fund, Inc.

plans that have invested in Class A shares as of the close of business on December 31, 2015, may continue to hold Class A shares and may make additional purchases of Class A shares, including purchases by new plan participants; and (ii) retirement and benefit plans may invest in Class A shares if such shares are subject to a front-end sales charge and, with respect to retirement or benefit plans serviced by a recordkeeping platform, such recordkeeping platform is able to apply properly a sales charge on such investments by the plan and has entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases. Class A shares remain available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans, and 529 college savings plans.

2b)	The following information replaces the corresponding paragraphs in the subsection of the prospectus titled “Choosing a Share Class - Additional Information about the Availability of Share Classes – Class I Shares” and supplements and supersedes any information to the contrary in each Fund’s prospectus and SAI.[2]

Class I Shares. Class I shares are available for purchase by the entities identified below. An investor that is eligible to purchase Class I shares under one of the categories below need not satisfy the requirements of any other category.

•	Institutional investors, including companies, foundations, endowments, municipalities, trusts (other than individual or personal trusts established for estate or financial planning purposes), and other entities determined by Lord Abbett Distributor to be institutional investors, making an initial minimum purchase of Class I shares of least $1 million in each Fund in which the institutional investor purchases Class I shares. Such institutional investors may purchase Class I shares directly or through a registered broker-dealer, provided that such purchases are not made by or on behalf of institutional investors that are participants in a fee-based program the participation in which is available to non-institutional investors, as described below.

•	Institutional investors purchasing Class I shares in fee-based investment advisory programs the participants of which are limited solely to institutional investors otherwise eligible to purchase Class I shares and where the program sponsor has entered into a special arrangement with the Fund and/or Lord Abbett Distributor specifically for such purchases. Institutional investors investing through such an investment advisory program are not subject to the $1 million minimum initial investment.

•	Registered investment advisers investing on behalf of their advisory clients may purchase Class I shares without any minimum initial investment, provided that Class I shares are not available for purchase by or on behalf of:

o	Participants in fee-based broker-dealer-sponsored investment advisory programs or services (other than as described above), including mutual fund wrap programs, or a bundled suite of services, such as brokerage, investment advice, research, and account management, for which the participant pays for all or a specified number of transactions, including mutual fund purchases, in the participant’s account during a certain period; or

o	Non-institutional advisory clients of a registered investment adviser that also is a registered broker-dealer and where the firm has entered into any agreement or arrangement whereby Lord Abbett makes payments to the firm out of its own resources for various services, such as marketing support, training and education activities, and other services for which Lord Abbett may make such revenue sharing payments to the firm.
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•	Bank trust departments and trust companies purchasing shares for their clients may purchase Class I shares without any minimum initial investment, provided that the bank or trust company (and its trading agent, if any) has entered into a special arrangement with the Fund and/or Lord Abbett Distributor specifically for such purchases. This provision does not extend to bank trust departments acting on behalf of retirement and benefit plans, which are subject to separate eligibility criteria as discussed immediately below.

•	Retirement and benefit plans investing directly or through an intermediary may purchase Class I shares without any minimum initial investment, provided that in the case of an intermediary, the intermediary has entered into a special arrangement with the Fund and/or Lord Abbett Distributor specifically for such purchases subject to the following limitations. Effective as of the close of business on December 31, 2015, Class I shares are closed to substantially all new retirement and benefit plans. However, retirement and benefit plans that have invested in Class I shares as of the close of business on December 31, 2015, may continue to hold Class I shares and may make additional purchases of Class I shares, including purchases by new plan participants.

•	Each registered investment company within the Lord Abbett Family of Funds that operates as a fund-of-funds and, at the discretion of Lord Abbett Distributor, other registered investment companies that are not affiliated with Lord Abbett and operate as funds-of-funds, may purchase Class I shares without any minimum initial investment.

Shareholders who do not meet the above criteria but currently hold Class I shares may continue to hold, purchase, exchange, and redeem Class I shares; provided that there has been no change in the account since purchasing Class I shares. Financial intermediaries should contact Lord Abbett Distributor to determine whether the financial intermediary may be eligible for such purchases.

Please retain this document for your future reference.

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